BOND FUND
GLOBAL BOND FUND
____________________
ANNUAL REPORT

DECEMBER 31, 1996
__________________
Where Leading Money Managers Converge

                       MANAGERS BOND FUND
                    MANAGERS GLOBAL BOND FUND

                          Annual Report
                        December 31, 1996

                        TABLE OF CONTENTS

                                           Begins
                                         on Page

President's Message                            1
The Managers Funds Performance                 3
   Complete performance table for all of The Managers Funds
as of
   December 31, 1996
Investment Manager's Comments                  4
   Discussion of Funds' investment results during the year
and
   cumulative total return graphs versus relevant index
Schedules of Portfolio Investments             8
   Detailed portfolio listings by security type and industry
sector, as
   valued at December 31, 1996
Statements of Assets and Liabilities         13
   Fund balance sheets, Net Asset Value (NAV) per share
computation
   and cumulative undistributed amounts
Statements of Operations                     14
   Detail of sources of income, fund expenses, and realized
and unrealized
   gains (losses) during the year
Statements of Changes in Net Assets          15
   Detail of changes in fund assets and distributions to
shareholders for
   the past two years
Financial Highlights                         16
   Historical net asset values, distributions, total
returns, expense ratios,
   turnover ratios and net assets
Notes to Financial Statements                18
   Accounting and distribution policies, details of
agreements and
   transactions with fund management and description of
certain
   investment risks
Report of Independent Accountants            25


Investments in The Managers Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank.
Shares of the funds are not federally insured by the Federal
Deposit Insurance Corp., the Federal Reserve Board, or any governmental agency.

President's Message

Dear Fellow Shareholder:

Although 1996 was a very prosperous year for equity investments, it was less so for fixed-income securities.
Two factors influencing the exceptional performance of the stock market over the past two years have been low inflation, and low interest rates. While low inflation is indeed good for the financial markets in general and fixed-income securities in particular, the low level of interest rates merely means that available bond yields, and thus prospective bond returns, are meager. In addition, when viewed in a total return context, even a slight rise in rates from low levels can reduce the prices of fixed-income securities and mitigate some or all of the return garnered from the yield, especially for longer term securities.

This is exactly what happened in the first half of 1996. As signs that the inflation rate might have been rising gave the market reason to believe the Federal Reserve might tighten, interest rates for most maturity horizons rose by more than one full percentage point. The total returns of intermediate and longterm securities were negative for the first six months of the year. Shorter term securities, however, remained in positive territory. The benefit of the increased rates was that income could be reinvested in higher yielding securities. During the second half of the year, as it became clear that the inflation rate was not rising, and that the Fed was not taking action, interest rates moved lower, although not back to the earlier levels, and prices rebounded.

Thus, for the full year, short-term securities outperformed longer maturity securities, in general. With tightening yield spreads during the second half of the year, corporate bonds outperformed U.S. Government and Treasury issues for the year. High yield bonds, which are effected by the financial soundness of the underlying companies as well as interest rates, performed extremely well in the first half of the year, and thus substantially outperformed investment grade securities for the year. In the investment grade sectors, bonds of financial institutions performed slightly better than other corporate bonds. The market for asset backed securities flourished as these relatively short maturity bonds performed well, and a record $154 billion in new securities was issued with an ever broadening variety of underlying assets. Although the durations on mortgage securities extended with the backup in interest rates in the first half of the year, the spreads over Treasuries continued to tighten and giving mortgages higher total returns for the year.

While foreign bonds, as represented by the Salomon Brothers World Government Bond Index, underperformed domestic bonds for the full year, there were some areas of strength. Of note were Italy, Australia and U.K. government issues which were up 27.5%, 19.4% and 18.4%, respectively, in U.S. Dollar terms. Emerging markets also had a strong year, as measured by the Salomon Brothers Brady Bond Index which was up 34.6% during 1996.

Within this context, we are pleased with the performance of Managers Bond Fund and Managers Global Bond Fund. As discussed in detail in the following pages, both Dan Fuss and Olaf Rogge achieved returns for the year which surpassed those of the benchmark indexes for their respective Funds.

In addition to discussions of 1996 Fund performance, this report provides you with a listing of each Fund's investment portfolio as of December 31, 1996, audited financial statements and the financial highlights. Please feel free to contact us or your financial advisor should you have any questions on this report or any of our Funds.

Thank you for your continued interest in The Managers Funds.

Sincerely,
/s/Robert P. Watson
Robert P. Watson
President

THE MANAGERS FUNDS PERFORMANCE (UNAUDITED)
All periods ending December 31, 1996
                          Average Annualized Total Returns*
                    ---------------------------------------
                                                Since    Inception Morningstar
                    1Year 3Years 5Years 10Years Inception  Date      Rating**
Equity Funds:
Income Equity Fund  17.08%16.67% 14.45% 12.46%   14.57%  Oct. '84    ****
Capital Appreciation
 Fund               13.73%14.32% 14.04% 14.66%   15.48%  Jun. '84    ****
Special Equity Fund 24.75%17.87% 17.42% 17.60%   16.47%  Jun. '84    *****
International Equity
 Fund               12.77%10.17% 14.02% 10.62%   14.30%  Dec. '85    ****

Income Funds:
Short Government
 Fund                3.89% 2.27%  2.90%  --       5.21%  Oct. '87    **
Short & Intermediate
 Bond Fund           4.15% 3.32%  5.94%  6.97%    8.56%  Jun. '84    ***
Intermediate Mortgage
 Fund                3.33%-3.15%  2.27%  6.36%    7.13%  May. '86    *
Bond Fund            4.97% 8.42%  8.94%  9.36%   11.37%  Jun. '84    ****
Global Bond Fund     4.39%   -      -      -      7.48%  Mar. '94    NA
Money Market Fund    5.47% 4.70%  3.93%  5.48%    5.91%  Jun. '84    NA

Past performance is no guarantee of future results. Investment returns and share price will fluctuate. The redemption price of a mutual fund may be more or less than the purchase price. For additional or more recent information on the Managers Income Funds, or for a prospectus for the Equity Funds or the Money Market Fund, please call The Managers Funds at (800) 835-3879, or your investment adviser
Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized.
Morningstar proprietary ratings reflect risk-adjusted performance through December 31, 1996 and are subject to change every month. The ratings are by asset class and are calculated from the funds' three-, five- and ten-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day T-bill returns. For the three-, five- and ten-year periods, respectively, each of the Equity Funds other than the International Equity Fund was rated against 1,826, 1,058 and 598 equity funds, the International Equity Fund was rated against 383, 185 and 60 international equity funds, and each of the Income Funds was rated against 1,104, 597 and 242 fixed-income funds. Ten percent of the funds in each asset class receive five stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.

MANAGERS BOND FUND
Investment Manager's Comments


 MANAGERS BOND FUND, managed by The Managers Funds, L-P since its inception in 1984, seeks current income by investing in a portfolio of fixed-income securities. The
Managers Funds currently utilizes a single independent sub-advisor, Dan Fuss of Loomis Sayles & Company, to manage the portfolio. Dan has managed a portion of the Fund since its inception, and the entire Fund since April 1993.

THE PORTFOLIO MANAGER

 Dan Fuss is a contrarian bond investor who focuses on individual issues which will provide the highest return over long periods of time. Dan and his team of credit analysts at Loomis Sayles research debt offerings in the same way equity analysts research stocks, looking for undervalued bonds where they see either a yield premium, the potential for price appreciation, or both. They analyze the company's financial condition in detail, as well as the terms of specific bond offerings. Price appreciation can come from a variety of catalysts induding improving company fundamentals; which would lead to credit upgrades, changing market supply and demand forces, improving sector or economic trends.

 Given the typical shape of the yield curve, longer term bonds generally yield more than shorter term bonds, and Dan is willing to take the added interest rate risk in order to gain higher yields. In addition, price improvements as a result of credit upgrades are more meaningful for longer term bonds, thus Dan's portfolios tend to be relatively long in duration. In order to mitigate some of the interest rate risk, Dan structures his portfolio with counter cyclical elements. In doing so, Dan will utilize convertible bonds, municipal bonds, preferred stocks and foreign corporate and government bonds, in addition to the domestic corporate bonds which make up the majority of the portfolio. In addition, Dan seeks bonds with call protection, either through the terms of the bond structure or through deep price discounts relative to the call price.

THE YEAR IN REVIEW

During the final six months of 1996, Managers Bond Fund provided a total return of 9.0%, which brought the return or the fuil year to 5.0%. For the same periods, the Lehman Brothers Government/Corporate Bond Index, returned 4.9% and 2.9%, respectively.

Throughout 1996, the portfolio's duration was long, roughly twice that of the index. Given this configuration, the Fund underperformed in the first half of the year, when interest rates rose and shorter maturity bonds outperformed longer term issues. Adjusted for duration, however, the portfolio performed well, particularly as a result of a heavy weighting in lower credit investment grade industrial bonds, which performed well under a scenario of continuing economic expansion and strong corporate profits.

During the second half of 1996, in an environment of very tight domestic yield spreads, the Fund performed very well, benefiting from its foreign holdings. Canadian and Polish government bonds in particular, added value during the year. At year end, foreign government obligations made up 19% of the portfolio. At December 31, 1996, the Fund's 30-day SEC yield was 6.39% and its yield to maturity was 7.67%.

Managers Bond Fund
Cumulative Total Return Performance


The Managers Bond Fund's cumulative total return is based on the monthly change in net asset value (NAV), and assumes that all distributions were reinvested.

The Lehman Brothers Government/Corporate Bond Index is comprised of 5,400 government securities and investment grade corporate securities. The Index assumes reinvestment of all dividends.

This chart compares a hypothetical $10,000 investment made in Managers Bond Fund on December 31, 1986, to a $10,000 investment made in the Lehman Brothers Government/Corporate
Bond Index for the same time period. Past performance is not indicative of future.

This table shows the average annual total returns for Managers Bond Fund for the oneyear, five-year and ten-year periods through December 31, 1996, and comparable returns for the Lehman Brothers Government/Corporate Bond Index.

 Average Annual Total Returns

                                   Annualized
                        ----------------------------------
                             One     Five    Ten
                             Year    Years   Years
                             ------  ------- -------
 Managers Bond Fund          5.0%    8.9     9.4%
 Lehman Brothers Government/Corporate Bond
 Index                       2.9     7.2     8.4

Managers Global Bond Fund
Investment Manager's Comments


Managers Global Bond Fund, managed by The Managers Funds,
L.P since its inception in 1994, seeks both income and capital appreciation by investing in domestic and foreign fixed income securities. The Managers Funds has utilized a single independent sub-advisor, Olaf Rogge of Rogge Global
Partners, to manage the portfolio since the Fund's inception.

The Portfolio Manager

Olaf's investment strategy begins with an assessment of each country's economic outlook and currency strength. His investment philosophy is that healthy countries, with sound finances, produce the highest bond and currency returns.
His portfolios consist primarily of highly liquid government issues of developed market countries, with no more than 10% in AAA rated corporate bonds.

The Year in Review

During the final six months of 1996, Managers Global Bond
Fund provided a total return of 6.1%, which brought the return for the full year to 4.4%. For the same periods, the Salomon Brothers World Government Index, returned 5.2% and
3.67o, respectively.

While the global bond markets, as measured by the Salomon
Brothers World Government Bond Index, provided a total return for the year slightly above comparable maturity domestic bond market averages, there were some areas of individual strength abroad. Italian, Australian and U.K.
government bonds were up 27.5%, 19.4% and 18.4%, respectively, during 1996. The two largest components of the Index however, the United States and Japan (which represent over 50% of the Index), had disappointing returns of + 1.7% and - 6.0%, respectively.

Areas of strength in the Fund included timely positions in Italian, Canadian, Swedish and Spanish bonds, which all performed well during the year. The benefit of Olaf's decision to avoid Japanese bonds was offset somewhat by the Fund's long positions in Yen forward contracts, which were a drag on performance. An overweighting in British Gilts in the fourth quarter also helped the Fund's performance due to the strengthening of the British Pound.

While Rogge steadily reduced the Fund's investment in German bonds throughout the year, the Fund remained overweighted in Germany, which had a flat return during 1996. Consistent with Rogge's investment philosophy which concentrates on highly liquid, developed markets, the Fund had no exposure to emerging markets, many of which outperformed developed bond markets during the year.

At year end, the Fund was concentrated in U.S., German and U.K. bonds, with comparable currency exposures in those countries. The Fund's duration was 5.2 years, its average maturity was 7.6 years, its 30-day SEC yield was 4.66% and its yield to maturity was 5.00%.

Looking Forward

Olaf is currently keeping a close eye on the U.S. budget plans in determining the attractiveness of U.S. Treasuries. In a longer view, Olaf sees the possibility that an extended period of continued low inflation across world markets will allow the market to reduce the inflation risk premium and reward bonds of healthy growing economies.

Managers Global Bond Fund
Cumulative Total Return Performance


The Managers Global Bond Fund's cumulative total return is based on the monthly change in net asset value (NAV), and assumes that all distributions were reinvested.

The Salomon Brothers World Government Bond Index is priced in U.S. dollars, and includes 14 international government bond markets. The index assumes reinvestment of all dividends. $15,000

This chart compares a hypothetical $10,000 investment made in Managers Global Bond Fund at its inception on March 25,
1994, to a $10,000 investment made in the Salomon Brothers
World Government Bond Index for the same time period. Past performance is not indicative of future results.

This table shows the average annual total returns for Managers Global Bond Fund for the one-year and since inception periods through December 31, 1996, and comparable returns for the Salomon Brothers World Government Bond
Index.

 Average Annual Total Returns
                                Annualized
                         ----------------------------------------
                         One   Since the Fund's Inception
                         Year      March 25, 1994
                         ------    -------------------------
-------
 Managers Global
 Bond Fund               4.4%          7.5%
 Salomon Brothers World
  Government Bond Index  3.6           8.8*

*Since March 31, 1994

MANAGERS BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1996

              Principal
              Amount           Value

Corporate Debt
Securities - 54.8%

Convertible Obligations - 15.4%
Banpu Public

Company Ltd.,
Euro-dollar,
Bonds, 2.750%,
04/10/03  $ 250,000$ 250,000
Burns Philp & Co.,
 Euro-dollar,
 5.500%, 04/30/041,100,000    973,500
Federal Realty
 Investment Trust,
 Euro-dollar, Sub.
 Notes, 5.250%,
 10/28/03 1,280,0001,171,200
Loxley Public Co.,
 Euro-dollar,
 Bonds, 2.500%,
 04/04/01   250,000247,50n
Meditrust, Deb.,
 7.500%, 03/01/01500,000+     549,375
Ogden Corp., Euro-
 dollar, Sub. Notes,
 5.750%, 10/20/02950,000 922,687
Ogden Corp., Euro-
 dollar, Sub. Notes,
 6.000%, 06/01/02250,000 238,750
Samsung Corp.,
 Euro-dollar,
 Bonds, 0.250%,
 06/26/06  250,000249,063
Worldway Corp.,
 Sub. Deb.,
 6.250%, 04/15/11500,000 300,000
                    -----------
Total Convertible Obligations      4,902,075
                  -----------
Industrials - 31.6%
Borden, Inc., Deb.,
 7.875%, 02/15/23650,000 577,219
Champion
 International
 Corp., Deb.,
 7.350%, 11/01/25550,000 528,217
Georgia Pacific
 Corp., Deb.,
 7.375%, 12,/01/251,000,000   943,410
Kmart Corp., Series
 K-2, Pass-through
 Certificate,
 9.780%, 01/05/20$ 275,000    $ 243,375
Pioneer-Standard
 Electronics Inc.,
 Senior Notes,
 8.500%, 08/01/06250,000 253,125
RJR Nabisco Inc.,
 Notes, 7.625%,
 09/15/03  700,000+671,076,
RJR Nabisco Inc.,
 Notes, 9.250%,
 08/15/13   700,000715,232
TCI Communications,
 Inc., Deb., 7.875%,
 02./15/261,600,0001,431,136
Time Warner
 Entertainment
 L.P., Sr. Deb.,
 8.375%, 03/15/23900,000 912,483
Time Warner Inc.,
 Deb., 8.050%,
 01/15/16   500,000498,385
USX Marathon
 Group, Deb.,
 8.125%, 07/15/231,200,000    1,244
Westinghouse
 Electric Corp.,
 Deb, 7.875%,
 09/01/23 1,350,0001,235,837
Woolworth Corp.,
 Deb., 8.500%,
 01/15/22   750,000790,838
                   --------------
 Total Industrials 10,044,681
                   --------------
Real Estate - 2.4%
Camden Property
 Trust, Notes,
 7.000%, 11/15/06250,000 242,547
Security Capital
 Industrial Trust,
 Notes, 8.650%,
 05/15/16   500,000520,720
                   -----------
 Total Real Estate 763,267
                   -----------
Utilities - 5.4%
Boston Edison Co.,
 Deb., 7.800%,
 03/15/23   400,000379,819


Managers Bond Fund
Schedule of Portfolio Investments (continued)
December 31, 1996

              Principal                        Principal
              Amount Value              Amount Value

Utilities (continued)                             Foreign
Government/Agency
GGIB Funding               Obligations (continued)
 Corp., System                                 Republic of
South
 Energy Resources,                             Africa,
8.375%,
 7.430%, 01/15/11             $ 1,392,906$ 1,349,740
10/17/06            USD          500,000  $ 503,125
 Total Utilities1,729,559  Total Foreign Government/Agency
 Total Corporate Debt Securities
Obligations
  (cost $17,174,685)17,439,582    (cost $5,570,816)
6,045,956

Foreign Corporate Obligations - 4.0%    U.S Government and
Agency
MacMillan Bloedel          Obligations - 12.5%
 Ltd., Deb,,               Collateralized Mortgage
Obligations - 2.5%
 7.700%, 02/15/26          College & University
  (cost $1,276,444)     USD       1,350,000     1,276,412
  Facilities Loan
                            Trust, Series 2
Foreign Government/Agency,  Class D, 4.000%,
Obligations - 19.0%         06/01/18$ 1,000,000791,251
British Columbia
 Province, Generic         Federal National Mortgage
Association
 Residual Strips,          (FNMA) - 6.0%
 Canada, Deb.,             FNMA REMIC Series
 0.000% * *, 08/23/24 CAD   15,000,000  1,409,844 93-212,
Class Z,
                            6.000%, 11/25/08 293,166
253,679
Government of
 Canada, Deb.,              FNMA REMIC Series
 8.000%, 06/01/23CAD500,000 406,59494-30, Class JA,
Government of                5.000%, 08/15/232,000,000
1,666,860
  Poland, Bearer                  Total FNMAs
1,920,539
 Past Due Interest         U.S. Treasury Bonds - 4.0%
  Brady Bonds,             0.000% **, 08/15/236,200,000
1,032,176
 Stepup, 4.000%,             6.250%, 08/15/23250,000
234,609
  10/27/14  USD1,375,0001,161,875
Government of               Total U.S. Treasury Bonds
1,266,785
 Poland,                    Total U.S. Government and
Agency
  Registered Past                 Obligations
 Due Interest                (cost $4,156,232)
3,978,575
 Brady Bonds,
 Stepup, 4.000%,                             Shares
  10/27/14  USD250,000211,250
Manitoba Province,                      Preferred Stocks -
6.9%
 Canada,Bonds,                          Aluminum Co. of
 7.750%, 12/22/25CAD350,000 271,100     America, 3.750%
8,125       499,687
Ontario Hydro,                          Appalachian Power
 Series FV6,                            Co., 4.500%
540         33,885
 8.900%, 08/18/22CAD1,000,000           860,293BankAmerica
Corp.,
Republic of                 Series B,
 Colombia, 7.250%,                      Adjustable Rate
 02/23/04   USD1,250,0001,221,875       6.000%*        1,200
112,500

Managers Bond Fund
Schedule of Portfolio Investments (continued)
December 31, 1996

               Shares     Value

Preferred Stocks (continued)       Note:     Based on the
cost of investments of
Citicorp, Series 2,            $30,541,080 for federal
income tax purposes
 Adjustable Rate               at December 31, 1996, the
aggregate gross
6.000% *     11,250$ 1,056,094 unrealized appreciation and
depreciation of
Connecticut Light &                investments was
$1,322,183 and $656,444,
 Power Co., Series             respectively, resulting in
net unrealized
 47, $2.00    6,655148,074     appreciation of investments
of $665,739.
Entergy Louisiana
 Inc., 4.440%   22613,277     *Stated rate is the last
quarterly dividend rate
Entergy New                   annualized.
 Orleans Inc.,
 4.750%         48229,884     **Zero coupon security.

Niagara Mohawk               + Some or all of these bonds,
amounting to,
 Power Corp.,                 $1,139,127, or 3.6% of net
assets, were out on
 Series B,                    loan to various brokers as of
December 31,
 Adjustable Rate              1996.
 7.500% *     4,20081,900

Texas Utilities            Abbreviations have been used
throughout this
 Electric Co., $4.24  725  41,234  portfolio to indicate
amounts shown in currencies
Union Electric Co.,           other than the U.S. Dollar
(USD):
 3.500%         100 4,800
West Pennsylvania          CAD: Canadian Dollar
 Power Co.,
 4.500%         20012,200  Other Information (unaudited):
Wisconsin Electric         The composition of long-term debt
holdings as a
 Power Co.,                percentage of the total value of
investments in
 3.600%       2,748142,759 securities is as follows:

 Total Preferred Stocks                 S&P's/Moody's
Ratings
  (cost $2,072,903)                2,176,294

              Principal   Gov't/@     14%
              Amount      AA            3
                          A             6

Repurchase Agreement- 0.9%            BBB    61
State Street Bank & Trust BB            9
 Co., dated 1ZI31/96, due Not Rated     7
 Ol/OZt97, 6.000%, total to                  100%
 be received $290,097
 (secured by $305,000
 FHLMC 5.000%, due

 04/15/11), at cost$290,000   290,000
 Total Investments - 98.1%
  (cost $30,541,080)     31,206,819
 Other Assets, less Liabilities- 1.9%   611,742
 Net Assets - 100.0%     $31,818,561





The accompanying notes are an integral part of these finanical statements.

Managers Global Bond Fund
Schedule of Portfolio Investments
December 31, 1996

              Principal
              Amount          Value

Corporate Debt
Securities - 1.1%
American Express Credit
 Account Master Trust,
 Series 96-1, Class A,
 6.800%, 12/15/03 (cost
 $181,519)                          $180,000       $182,587

Foreign Government/Agency
Obligations - 56.4%
Australia - 7.3%
Australian
 Government,
 Series 1007,
 10.000%, 10/15/07 AUD               840,000        790,893
Australian
 Government,
 Series 808,
 Bonds, 8.750%,
 08/15/08   AUD507,000441,071
 Total Australia              1,231,964
Canada - 5.3%
Canadian
 Government,
 7.250%, 06/01/07CAD689,000   532,134
Canadian
 Government,
  Real Return,
 Series L256,
 Deb., 4.250%,
  12/01/21  CAD470,000353,023
 Total Canada                 885,157
Denmark - 2.0%
Kingdom of
  Denmark,
  Bonds, 7.000%,
  11/10/24  DKK2,106,000338,916
Germany - 20.8%
Bundes, 5.875%,
 05/15/00   DEM1,888,0001,289,994
Bundes, Series 94,
  Bonds, 6.250%,
 01/04/24   DEM780,000481,088
Bundes, Series 96,
  Bonds, 6.250%
  04/26/06  DEM570,000382,864

            Principal
             AmountValue

Germany (continued)
German Unity
 Fund, 8.000%,
 01/21/02   DEM830,000$ 614,086
Treuhandanstalt,
 7.125%, 01/29/03DEM396,000   282,486
Treuhandanstalt,
 7.750%, 10/01/02DEM630,000   462,347

 Total Germany           3,512,865

Italy - 5.2%
Republic of Italy,
 10.500%, 04/01/05ITL210,000,000   165,218
Republic of Italy,
 10.500%, 09/01/05ITL455,000,000   358,421
Republic of Italy,
 9.500%, 02/01/99ITL500,000,000    349,275

 Total Italy             872,914

Netherlands - 4.7%
Dutch Government,
 8.500%, 03/15/01NLG1,190,000 792,299

Sweden - 3.5%
Kingdom of
 Sweden,
 Inflation Linked,
 Series 3001,
 Bonds, 0.000%*
 04/01/14   SEK2,500,000 196,191
Kingdom of
 Sweden, Series
 1037, 8.000%,
 08/15/07   SEK2,500,000 400,273

 Total Sweden            596,464

United Kingdom- 7.6%
United Kingdom
Treasury, 7.500%,
12/07/06    GBP635,0001,088,567
United Kingdom
 Treasury, 8.500%,
 12/07/05   GBP104,000189,811

 Total United Kingdom                             1,278,378

 Total Foreign Government/Agency
  Obligations
  (cost $9,329,339)                                9,508,957



The accompanying notes are an integral part of these finanical statements.

Managers Global Bond Fund
Schedule of Portfolio Investments (continued)
December 31, 1996

          Principal
             AmountValue

U.S. Treasury              Note:   Based on the cost of
investments oi
Obligations - 23.2%                $16,215,733 for federal
income tax purpose-
U.S. Treasury Bonds - 1.2%              at December 31,
1996, the aggregate gross
6.500%, 11/15/26$200,000   $196,282          unrealized
appreciation and depreciation
U.S. Treasury Notes - 22.0%                  of investments
was $395,058 and $133,919,
6.375%, 08/15/021,710,000  1,721,218         respectively,
resulting in net unrealized
6.500%, 05/31/01210,000212,297     appreciation of
investments of $261,139.
7.000%, 07/15/061,023,000  1,062,805
7.500%, 11/15/01680,000715,809     *Zero coupon security.

 Total U.S. Treasury Notes 3,712,129    Abbreviations have
been used throughout this
                           portfolio to indicate amounts
shown in currencies,
 Total U.S. Treasury Obligations        other than the U.S.
Dollar (USD):
  (cost $3,839,905)3,908,411  AUD: Australian Dollar
Time Deposits - 8.6%       CAD: Canadian Dollar
State Street Bank &        DEM: Deutsche Mark
 Trust Co.,                DKK: Danish Krone
 London, 2.875%,           GBP: British Pound
01/03/97    CAD720,733526,351 ITL: Italian Lira
State Street Bank &                NLG: Netherlands Guilder
 Trust Co.,                SEK: Swedish Krona
 London, 5.688%,
 01/03/97   GBP537,335920,566

 Total Time Deposits
  (cost $1,434,970)                             1,446,917

Repurchase Agreement - 8.5L7o
State Street Bank & Trust
 Co., dated 12/31/96, due
 Ol/O2/97, 6.000%, total to
 be received $1,430,477
 (secured by $1,490,000
 FNMA 6.750%, due
 04/25/19), at cost$1,430,000 1,430,000
 Total Investments - 97.8%
  (cost $16,215,733)     16,476,872
 Other Assets, less Liabilities - 2.2%           375,501
 Net Assets - 100.0%                         $16,852,373








The accompanying notes are an integral part of these finanical statements.

The Managers Funds
Statements of Assets and Liabilities
December 31, 1996

                                           Managers
                                   ManagersGlobal
                                       Bond  Bond
                                       Fund  Fund

Assets:
 Investments at value*          $30,916,819$15,046,872
 Repurchase agreements at cost and value290,0001,430,000
 Cash                                   831 4,526
 Foreign currency (cost $109,405)         -110,457
 Collateral from brokers on securities loaned1,167,800 -
 Receivable for Fund shares sold     83,81742,647
 Receivable for investments sold    244,729     -
 Unrealized gain on foreign currency contracts  - 86,345
 Dividends, interest and other receivables572,890 392,315
 Deferred organization expense            - 5,606
 Prepaid expenses                    19,60619,224
   Total assets                  33,296,49217,137,992
Liabilities:
 Payable for Fund shares repurchased  2,880 1,180
 Payable upon return of securities loaned1,167,800     -
 Payable for investments purchased 2,40,596     -
 Unrealized loss on foreign currency contracts  - 218,467
 Payable for closed forward foreign currency contracts, net
-                                    10,271
 Accrued expenses:
  Investment advisory and management fees17,0849,986
  Administrative fees                 6,834 2,853
  Other                              42,73742,862
   Total liabilities              1,477,931285,619
Net Assets                      $31,818,561$16,852,373

Shares outstanding                1,393,625787,496

Net asset value, offering and redemption price per share
$22.83                               $21.40
Net Assets Represent:
 Paid-in capital                $31,668,792$16,380,816
 Undistributed net investment income 26,493148,615
 Accumulated net realized gain (loss) from investments and
foreign
  currency transactions           (542,249)196,283
 Net unrealized appreciation of investments and foreign
currency
  contracts and translations        665,525126,659
Net Assets                      $31,818,561$16,852,373

  Investments at cost           $30,251,080$14,785,733


      The accompanying notes are an integral part of these
                      financial statements.
                               13
The Managers Funds
Statements of Operations
For the year ended December 31, 1996

                                           Managers
                                   ManagersGlobal
                                       Bond  Bond
                                       Fund  Fund

Investment Income:
 Interest income                 $2,007,221$1,199,644
 Dividend income                    152,690
 Stock loan fees                        530     -

  Total investment income         2,160,4411,199,644

Expenses:
 Investment advisory and management fees180,197126,043
 Administrative fees                 72,07936,606
 Custodian fees                      38,31638,958
 Audit fees                          24,58531,355
 Transfer agent fees                 34,21227,939
 Registration fees                   16,09712,158
 Legal fees                           2,388 1,496
 Trustee fees                         2,629 1,820
 Amortization of organization expense     - 2,522
 Miscellaneous expenses              21,96514,134

  Total expenses                    392,468293,031
 Less: Waiver of administrative fees      -(4,933)

  Net expenses                      392,468288,098

  Net investment income           1,767,973911,546

Net Realized and Unrealized Gain (Loss):
 Net realized gain on investment transactions487,995
913,397
 Net realized loss on foreign currency contracts and
translations                        (1,128)(263,822)
 Net realized gain on options             - 3,377
 Net unrealized depreciation of investments(732,769)
(721,717)
 Net unrealized appreciation (depreciation) from foreign
currency
  contracts and translations            331(98,836)

  Net realized and unrealized loss(245,571)(167,601)

Net Increase in Net Assets Resulting from Operations
$1,522,402                        $ 743,945








      The accompanying notes are an integral part of these
                      financial statements.
                               14
The Managers Funds
Statements of Changes in Net Assets

                    Managers Bond Fund  Managers Global Bond
Fund
                    For the            For the    For the
For the
                   year ended        year ended   year ended
year ended
                December 31, 1996 December 31, 1995 December
31, 1996 December 31, 1995

Increase (Decrease) in Net Assets From
Operations:
 Net investment income$ 1,767,973$ 1,778,861$911,546
$626,739
 Net realized gain (loss) on
  investments, options and foreign
  currency transactions486,867(177,163)652,952211,365
 Net unrealized appreciation
  (depreciation) of investments and
  foreign currency translations(732,438)5,729,478 (820,553)
1,061,579

  Net increase in net assets
   resulting from operations1,522,4027,331,176743,945
1,899,683

Distributions to Shareholders:
 From net investment income(1,776,139)(1,791,715) (678,250)
(603,096)
 In excess of net investment income
(25,339)
 From net realized gain on
  investments                    (308,091)

  Total distributions to
   shareholders(1,776,139)(1,791,715)(986,341)(628,435)

From Capital Share Transactions:
 Proceeds from sale of shares17,350,97613,247,361 9,371,671
12,839,824
 Net asset value of shares issued in
  connection with reinvestment of
  dividends and distributions1,450,259953,475938,767
434,993
 Cost of shares repurchased(13,105,056)(24,lZ4,674)
(12,038,199)   (5,243,182)

  Net increase (decrease) from
   capital share transactions5,696,179(9,923,838)
(1,727,761)      8,031,635

 Total increase (decrease) in net
  assets         5,442,442(4,384,377)(1,970,157)  9,302,883

Net Assets:
 Beginning of year26,376,11930,760,49618,822,530  9,519,647

 End of year   $31,818,561$26,376,119$16,852,373  $
18,822,530

End of year undistributed
 (overdistributed) net investment
 income            $26,493$31,581$148,615$ (132,153)


Share Transactions:
 Sale of shares    779,223622,053 433,754597,647
 Shares issued in connection with
  reinvestment of dividends and
  distributions     65,848 44,651  43,898 20,203
 Shares repurchased(591,669)(1,152,262)(556,056)  (250,241)

  Net increase (decrease) in shares253,402(485,558)
(78,404)           367,609


      The accompanying notes are an integral part of these
      financial statements.
                               15
Managers Bond Fund
Financial Highlights
For a share of capital stock outstanding throughout each year

                              Year ended December 31,
                       1996  1995 1994 19931992*

Net Asset Value, Beginning of Year$23.13$18.92$22.18
$21.88               $22.60
Income from Investment Operations:
 Net investment income 1.35  1.44 1.59 1.49 1.48
 Net realized and unrealized gain (loss) on
  investments        (0.29)  4.23(3.16)0.98 0.23
  Total from investment operations1.06 5.67(1.57) 2.47 1.71

Less Distributions to Shareholders:
 From net investment income(1.36)(1.46)(1.55)(1.50)
(1.48)
 From net realized gain on investments            (0.14)
(0.67)               (0.95)
  Total distributions to shareholders(1.36)(1.46) (1.69)
(2.17)               (2.43)
Net Asset Value, End of Year$22.83$23.13$18.92$22.18
$21.88

Total Return          4.97%30.91%(7.25)%11.56%7.88%

Ratio of expenses to average net assets1.36%1.34% 1.20%
1.15%                 0.93%
Ratio of net investment income to average
 net assets           6.13% 6.84%7.28%6.65%6.61%
Portfolio turnover      72%   46%  84% 373% 292%
Net assets at end of year (000's omitted)$31,819  $26,376
$30,760             $44,038$39,117
*Audited by prior auditors.








                               16

Managers Global Bond Fund
Financial Highlights
For a share of capital stock outstanding throughout each
period
                                           For the period
                            Year ended     March 25, 1994
                            December 31,   (commencement
                                           of operations) to
                         1996    1995      December 31, 1994

Net Asset Value, Beginning of Period      $21.74  $19.10
$20.00
Income from Investment Operations:
 Net investment income   1.21   0.95        0.48
 Net realized and unrealized gain (loss)
  on investments       (0.27)   2.66      (0.77)
  Total from investment operations0.94      3.61  (0.29)

Less Distributions to Shareholders:
 From net investment income(0.87)(0.93)   (0.50)
 In excess of net investment income       (0.04)  (0.11)
 From net realized gain on investments    (0.41)       -
  Total distributions to shareholders     (1.28)  (0.97)
(0.61)
Net Asset Value, End of Period$21.40      $21.74  $19.10

Total Return+           4.39% 19.08%  (1.52)%(c)

Ratio of net expenses to average net assets1.57%  1.55%
1.73%(b)
Ratio of net investment income to average
 net assets             4.98%  5.07%    4.19%(b)
Portfolio turnover       202%   214%     266%(c)
Net assets at end of period (000's omitted)$16,852
$18,823                $9,520
Expense Waiver(a)
Ratio of total expenses to average net assets1.60%     1.69%
2.03%(b)
Ratio of net investment income to average
 net assets             4.95%  4.93%    3.89%(b)

(a) Ratio information assuming no waiver of investment advisory and management fees and/or administrative fees in effect for the periods presented. (See Note 2).
(b)     Annualized

(c)
+  Not annualized
   The total return would have been lower had certain expenses not been reduced during the periods shown.

The Managers Funds
Notes to Financial Statements
December 31, 1996

(1) Summary of Significant Accounting Policies

The Managers Funds (the "Trust") is a no-load, open-end, management investment company, organized as a Massachusetts business trust, and registered under the Investment Company
Act of 1940 (the "1940 Act"), as amended.  Currently the
Trust is comprised of 10 investment series. Included in this report are Managers Bond Fund ("Bond") and Managers
Global Bond Fund ("Global Bond"), collectively the "Funds."

The Funds' financial statements are prepared in accordance with generally accepted accounting principles, which require the use of management's estimates. The following is a summary of significant accounting policies followed by the
Funds:

(a)  Valuation of Investments

Fixed income securities are valued based upon valuations furnished by independent pricing services that utilize matrix systems which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Equity securities traded on a domestic or international securities exchange are valued at the last quoted sales price, or, lacking any sales, on the basis of the last quoted bid price. Over-thecounter securities for which market quotations are readily available are valued at the last quoted bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Board of Trustees.

Investments in certain mortgagebacked, stripped mortgage-backed, preferred stocks, convertible securities and other debt securities not traded on an organized market, are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities, various relationships between securities and yield to maturity in determining value.

(b) Security Transactions

Security transactions are accounted for as of trade date.
Gains and losses on securities sold are determined on the basis of identified cost.

(c)  Investment Income and Expenses

Interest income is determined on the basis of interest accrued. Discounts and premiums are amortized using the effective interest method when required for Federal income tax purposes. Dividend income is recorded on the ex-dividend date. Other income and expenses are recorded on an accrual basis. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds in the Trust based upon their average net assets.

(d) Dividends and Distributions

Dividends resulting from net investment income normally will be declared monthly for Bond and quarterly for Global Bond. These dividends normally will be payable on the third to the last business day of the month. Distributions of capital gains, if any, will be made on an annual basis and when required for federal excise tax purposes. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, option transactions, market discount and foreign currency transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

(e)  Organization Costs (Global Bond only)

Organization and registration related costs of $12,577 have been deferred and are being amortized over a period of time not to exceed 60 months from the commencement of operations on March 25, 1994.

(f)  Repurchase Agreements

Each Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund's custodian or at the Federal Reserve Bank.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(g) Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no federal income or excise tax provision is included in the accompanying financial statements.

(h) Capital Loss Carryovers

As of December 31, 1996, the Bond Fund had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through December 31, 2003.

Capital Loss
      Fund AmountExpires

Bond Fund........$323,175     2002
          219,073 2003

(i)  Capital Stock

The Trust's Declaration of Trust authorizes each series of the Trust the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded as of the ex-dividend date.

At December 31, 1996, one unaffiliated shareholder, which is an omnibus account, individually held greater than 10% of the outstanding shares of Bond.

   (j) Foreign Currency Translation

The books and records of each Fund are maintained in U.S.
dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies, (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts, and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

In addition, the Funds do not isolate that portion of the results of operations resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

(2) Agreements and Transactions with Affiliates

The Managers Funds, L.P (the "Investment Manager") provides or oversees investment advisory and management services to the Funds under Management Agreements with each Fund. The Investment Manager selects portfolio manager(s) for each Fund (subject to Trustee approval), allocates assets among portfolio managers, if applicable, and monitors the portfolio managers' investment programs and results. Each Fund's investment portfolio is currently managed by a single portfolio manager who serves pursuant to a Portfolio Management Agreement with the Investment Manager and the Fund. Certain trustees and officers of the Funds are officers of the Investment Manager.

Investment advisory and management fees are paid directly by each Fund to The Managers Funds, L.P based on each Fund's average daily net assets at the rates of 0.625% and 0.70% for Bond and Global Bond, respectively.

The Trust has adopted an Administrative and Shareholder Servicing Agreement. The Managers Funds, L.P serves as each Fund's administrator (the 'Administrator") and is responsible for all aspects of managing the Funds' operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds' shareholders.

For the fiscal year ending December 31, 1996, Bond paid a fee to the Administrator at the annual rate of 0.25% of the Fund's average daily net assets. Prior to April 1, 1996, the Administrator was waiving 0.10% of its 0.20% fee for Global Bond.

An aggregate annual fee of $10,000 is paid to each outside Trustee for serving as a Trustee of the Trust. In addition, these Trustees receive meeting fees of $750 for each inperson meeting attended, and $200 for participation in any telephonic meetings. The Trustee fee expense shown in the financial statements represents each Fund's allocated portion of the total fees.

(3)  Purchases and Sales of Securities
Portfolio purchases and sales of investments, excluding short-term securities, and of U.S. government securities, for the fiscal year ended December 31, 1996, were as follows:

Long-term            U.S. Government
Securities            Securities Only
Fund             Purchases  SalesPurchasesSales

Bond           $24,962,745$19,725,837$ 7,323,391  $
7,775,941
Global Bond     31,913,57234,609,1585,505,3583,997,131

(4) Portfolio Securities Loaned

Each of the Funds may participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral on all securities loaned except for government securities loaned is accepted only in cash. Collateral on government securities loaned is in the form of other similar securities. Collateral is maintained at a minimum level of 100% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is temporarily invested in money market investments by the custodian. Earnings of such temporary cash investments are divided between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

(5) Forward Foreign Currency Contracts

During the fiscal year ended December 31, 1996, Global Bond invested in forward foreign currency exchange contracts to manage currency exposure. These investments may involve greater market risk than the amounts disclosed in the Fund's financial statements.

A forward foreign currency exchange contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-tomarket daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on settlement date.

The Funds may invest in non-U.S. dollar denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Open foreign currency exchange contracts for Global Bond at December 31, 1996 were as follows:

All contracts expire January 10, 1997     Contract
Current                  Unrealized
                         Amount    Value  Gain/Loss
                      (in local currency)      (in US
dollars)      (in US dollars)
Buy Contracts
Canadian Dollar         767,536   $ 560,911 $ (17,053)
Deutsche Mark2,311,663  1,503,264 (41,201)
Deutsche Mark1,306,343  849,510   560
Japanese Yen373,547,148 3,230,236 (154,177)

Total Buy Contracts
(Payable amount $6,355,792)                 $6,143,921
$(211,871)

Sell Contracts
Australian Dollar638,128          $ 507,143 $8,385
Canadian Dollar         690,091   504,314   12,616
Deutsche Mark           774,772   2,311,857 47,037
Deutsche Mark           592,810   385,502   (5,502)
Danish Krone            1,003,313 170,411   4,230
Italian Lira1,417,657,766         933,990   (534)
Netherlands Guilder     769,139   445,794   13,517

Total Sell Contracts
(Receivable Amount $5,338,760)              $5,259,011
$79,749

(6) Risks Associated with Collateral Mortgage Obligations
("CMOs")

The net asset value of Bond Fund may be sensitive to interest rate fluctuations because the Fund may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgagerelated securities. Payments of principal and interest on the mortgages are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.

Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may have a fixed or variable rate of interest.

(7) Options

The Funds may write covered put and covered call options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. During the year ended December 31, 1996, Global Bond entered into the following options transactions as currency hedges:

       Principal
       Amount of
      ContiractsPremiums

Outstandin&
 beginning of
 year  $       -     -
Options written553,302   $ 3,377
Options expired(553,302) (3,377)
Options exercised        -

Outstanding, end
 of year       $$        -

(8) Contingency

Two lawsuits seeking class action status have been filed against Managers Intermediate Mortgage Fund, Managers Short Government Fund, the Investment Manager and the Trust, among other defendants. In both of these cases, the plaintiffs seek unspecified damages based upon losses alleged in the two funds named above. After plaintiff amended the complaint, a second motion to dismiss was filed in the suit relating to Managers Short Government Fund. In that action, the parties have now entered into a preliminary agreement to settle all claims by the purported class. However, the parties have not finalized their settlement nor have they obtained the required court approvals. For these and other reasons, there can be no assurance that the settlement will be consummated. In addition, a non-class action lawsuit based on similar allegations has been filed by a customer against certain of the defendants named in the class action lawsuits, as well as Managers Short and Intermediate Bond Fund. Certain other customers, who are potentially members of the plaintiff class in each of the two class action lawsuits referred to above, have asserted that they may file similar lawsuits based on similar claims, but have not done so. Management continues to believe that it has meritorious defenses and, if the cases are not settled, Management intends to defend vigorously against these actions.

Report of Independent Accountants

To the Trustees of The Managers
Funds and the Shareholders of
Managers Bond Fund and
Managers Global Bond Fund:

We have.audited the accompanying statements of assets and liabilities of Managers Bond Fund and Managers Global Bond Fund, including the schedules of portfolio investments, as of December 31, 1996 and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended for Managers Bond Fund, and each of the two years in the period ended December 31, 1996 an the period March 25, 1994 (commencement of operations) to December 31, 1994 for Managers Global Bond Fund. These financial statements and financial highlights are the responsibility o the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1992, for Managers Bond Fund presented herein, were audited by other auditors whose report dated February 26, 1993,-expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessin the accounting principles used and significant estimates made management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managers Bond Fund and Managers Global Bond Fund as of December 31, 1996, the results of their operations for the year then ended;the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the four ears in the period then ended for Managers Bond Fund and the financial highlights for each of the two years in the period ended December 31, 1996 and the period March 25, 1994 (commencement of operations) to December 31, 1994 for Managers Global Bond Fund, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P

Boston, Massachusetts
February 14, 1997

              Where Leading Money Managers Converge

Fund Distributor
The Managers Funds, L.P.
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

Custodian
State Street Bank and Trust
 Company
1776 Heritage Drive A2N
North Quincy, Massachusetts
02171

Legal Counsel
Shereff, Friedman, Hoffman &
Goodman, LLP
919 Third Avenue
New York, New York 10022

Transfer Agent
Boston Financial Data Services, Inc.
attn: The Managers Funds
PO. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682

The Managers Funds
Equity Funds:

INCOME EQUITY FUND
Scudder, Stevens & Clark, Inc.
Spare, Kaplan, Bischel & Associates

CAPITAL APPRECIATION FUND
Dietche & Field Advisers, Inc.
Husic Capital Management

SPECIAL EQUITY FUND
Liberty Investment Management
Pilgrim Baxter & Associates
Westport Asset Management, Inc.

INTERNATIONAL EQUITY
FUND
Scudder, Stevens & Clark, Inc.
Lazard, Freres Asset Management
Co.

Fixed Income Funds:
MONEY MARKET FUND
Morgan Guaranty Trust Company
of New York
SHORT GOVERNMENT FUND
Jennison Associates Capital Corp.
SHORT AND INTERMEDIATE
BONDFUND
Standish, Ayer & Wood, Inc.
INTERMEDIATE MORTGAGE
FUND
Jennison Associates Capital Corp.
BONDFUND
Loomis, Sayles & Company, Inc.
GLOBAL BOND FUND
Rogge Global Partners